UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: February 8, 2002




                         Wichita Development Corporation
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             (Exact Name of Registrant as Specified on its Charter)


                               0-29383 88-0356200
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          (Commission File Number) (IRS Employer Identification Number)


                                     NEVADA
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         (State or Other Jurisdiction of Incorporation or Organization)




                          268 West 400 South, Suite 300
                           Salt Lake City, Utah 84101
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                    (Address of Principal Executive Offices)


                                 (801) 575-8073
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              (Registrant's Telephone Number, Including Area Code)







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ITEM 5.           OTHER INFORMATION

As of February 8, 2002, the number of shares outstanding of the registrant's Common Stock, $0.001 par value (the only class of voting stock), is 104,321,646. Of those shares 84,160,944 are restricted shares. The total number of shareholders exceeds 2,000, of which 361 are of record. Significant holdings by affiliates or control persons include: Axia Group, Inc. 82,843,302, Hudson Consulting Group, Inc. 1,301,573, Kelly's Coffee Group, Inc. 4,132,092, Oasis International Hotel & Casino, Inc. 1,044,540, and Richard Surber 2,463,999. Of the total of 20,160,702 shares without restrictive legends 12,329,140 is held by others not named in the preceding list.

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2002

                          Wichita Development Corporation



                          By: /s/ Edward T. Sells
                             --------------------
                               Edward T. Wells, CEO



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